UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2012 (July 10, 2012)

T3 MOTION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35133	20-4987549
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

2990 Airway Avenue

Costa Mesa, California 92626

(Address of principal executive offices)

Registrant’s telephone number, including area code: (714) 619-3600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The following discussion provides only a brief description of the applicable documents described below. The discussion is qualified in its entirety by the full text of the respective transaction documents attached to this Current Report on Form 8-K as exhibits 10.1 through 10.3.

Note and Security Agreement

On July 10, 2012, T3 Motion, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with JMJ Financial (“JMJ”). In connection with the Purchase Agreement, the Company and JMJ also entered into a Secured Promissory Note Agreement (the “Note”) and a Security Agreement. Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, JMJ provided a senior secured bridge loan to the Company in the aggregate principal amount of $275,000 (the “Loan”). Pursuant to the terms of the Security Agreement, the Loan is secured by all assets of the Company. JMJ delivered net proceeds to the Company in the amount of $250,000. The Note is due 21 days following receipt of the net proceeds, or July 31, 2012. During the 21 day period commencing on July 11, 2012, JMJ may, at its option, invest up to an additional $1,000,000 in part, whole, and/or in multiple transactions in the Company, upon terms agreed to between the parties.

Copies of the Note, the Purchase Agreement and the Security Agreement are filed as Exhibits 10.1 through 10.3 respectively, to this Form 8-K and are incorporated herein by reference. The descriptions of the material terms of the Note, the Purchase Agreement, and the Security Agreement are qualified in their entirety by reference to such exhibits.

Item 2.03. Creation of a Direct Financial Obligation

As described more fully under Item 1.01, pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, JMJ provided a senior secured bridge loan to the Company on July 11, 2012 in the amount of $275,000. This loan is secured by all assets of the Company and is due on July 31, 2012.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

No.	Description

10.1	Secured Promissory Note Agreement, by and between the Company and JMJ Financial, dated July 10, 2012.

10.2	Securities Purchase Agreement, by and between the Company and JMJ Financial, dated July 10, 2012.

10.3	Security Agreement, by and between the Company and JMJ Financial, dated July 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 Motion, Inc.

Date: July 15, 2012	By:	/s/ Domonic J. Carney
Name: Domonic J. Carney
Title: Chief Financial Officer

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EXHIBIT INDEX

No.	Description

10.1	Secured Promissory Note Agreement, by and between the Company and JMJ Financial, dated July 10, 2012.

10.2	Securities Purchase Agreement, by and between the Company and JMJ Financial, dated July 10, 2012.

10.3	Security Agreement, by and between the Company and JMJ Financial, dated July 10, 2012.

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